Exhibit 10.19

For grants to Employees on or after 2/8/2010

MAX CAPITAL GROUP LTD.

2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made, effective as of the _____ day of _________, 2___ (the “Grant Date”), by and between Max Capital Group Ltd. (the “Company”) and _______________ (the “Grantee”).

RECITALS:

WHEREAS, the Company has adopted the Max Capital Group Ltd. 2008 Stock Incentive Plan (the “Plan”) pursuant to which awards of restricted common shares of the Company (“Common Shares”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted Common Shares provided for herein (the “Restricted Stock Award”) to the Grantee in recognition of the Grantee’s services to the Company, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Grant of Restricted Stock Award. Pursuant to Section 9 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, ____ Common Shares in the capital of the Company (hereinafter called the “Restricted Stock”).

2.	Incorporation by Reference. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have the authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

3.	Restrictions. Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board.

1

4.	Vesting.

(a)

Except as otherwise provided herein, the restrictions described in Section 3 above will lapse with respect to [100% of the Restricted Stock on the third anniversary][1] of the Grant Date (the “Vesting Date”); provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the Vesting Date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in this Section 4.

(b)	Death, Disability. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below), 100% of the Restricted Stock shall vest as of the date of such termination.

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice.

(c)	Termination Without Cause or For Good Reason. Upon the Grantee’s termination without Cause (as defined in the Plan) or for Good Reason (as defined below), 100% of the Restricted Stock shall vest as of the date of such termination.

The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 4.

(d)	Retirement. Upon the Grantee’s Retirement, vesting shall continue according to the schedule set forth in Section 4(a) as if the Grantee were still employed.

[1]	The Compensation Committee (the “Committee”) of the Company’s Board of Directors may include a different vesting period or a pro rata vesting provision in certain awards.

2

For purposes of this Agreement, “Retirement” shall be defined as when the Grantee retires from the Company or any Subsidiaries if the Grantee’s age is at least 55 and the Grantee has at least five consecutive years of service as an employee of the Company or any Subsidiaries immediately prior to the termination date.

(e)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan) that occurs following the one year anniversary of the Grant Date, all Restricted Stock shall automatically become vested and immediately nonforfeitable in full.

(f)	Work Permit. If the Grantee’s employment is terminated because the Company or a Subsidiary is unable to obtain a work permit for the Grantee’s continued employment in Bermuda with the Company or a Subsidiary and the Company does not offer the Grantee a comparable position of employment by one of the Company’s Subsidiaries, then the Restricted Stock shall automatically become 100% vested and nonforfeitable upon the date of the Grantee’s termination of employment; provided, that, if the failure by the Company or its Subsidiary to obtain such work permit is directly or indirectly related to any actions or omissions taken by the Grantee, as determined by the Company in its sole discretion, then all unvested Restricted Stock shall be immediately forfeited upon the date of termination.

5.	Tax Withholding. In the event that the Company determines that tax withholding is required with respect to the Grantee, the Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock Award and to take such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding and taxes. The Committee may permit the Grantee to satisfy the withholding liability: (a) in cash, (b) by having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the settlement of the Restricted Stock Award a number of shares with a Fair Market Value equal to the minimum withholding obligation, (c) by delivering Common Shares owned by the Grantee that are Mature Shares, or (d) by a combination of any such methods. For purposes hereof, Common Shares shall be valued at Fair Market Value.

6.	Rights as Shareholder; Dividends. The Grantee shall be the record owner of the Restricted Shares unless and until such Common Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares and the right to receive dividends, if any, while the Restricted Shares are held in custody.

3

7.	Compliance with Laws and Regulations. The issuance and transfer of Common Shares shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Shares may be listed at the time of such issuance or transfer.

8.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

9.	Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

If to the Company:

Max Capital Group Ltd.

Max House

2 Front Street

Hamilton HM 11

Bermuda

If to the Grantee, at the Grantee’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

10.	Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all of the terms and provisions of the Plan.

11.	Beneficiary. The Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

12.	Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Grantee and the beneficiaries, executors and administrators, heirs and successors of the Grantee.

13.	Amendment of Restricted Stock Award. Subject to Section 14 of this Agreement, the Committee at any time and from time to time may amend the terms of this Restricted Stock Award; provided, however, the Grantee’s rights under this Restricted Stock Award shall not be materially and adversely affected by any such amendment without the Grantee’s consent.

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14.	Adjustments. This Restricted Stock Award is subject to adjustment pursuant to Section 12 of the Plan.

15.	Governing Law. This Agreement shall be governed by the laws of the state of New York without regard to conflict of laws principles.

16.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

17.	Severability. Every provision of this Agreement is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

18.	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

19.

[Non-Solicitation Agreement. By accepting this Restricted Stock Award and as a condition thereof, the Grantee agrees to comply with the Company’s following policies with respect to non-solicitation: _________.][2]

20.	Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

[2]	The Committee may include non-solicitation provisions in certain awards.

5

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date set forth below.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

6

For grants to Max at Lloyd’s Employees on or after 2/8/2010

MAX CAPITAL GROUP LTD.

2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made, effective as of the _____ day of _________, 2___ (the “Grant Date”), by and between Max Capital Group Ltd. (the “Company”) and _______________ (the “Grantee”).

RECITALS:

WHEREAS, the Company has adopted the Max Capital Group Ltd. 2008 Stock Incentive Plan (the “Plan”) pursuant to which awards of restricted common shares of the Company (“Common Shares”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted Common Shares provided for herein (the “Restricted Stock Award”) to the Grantee in recognition of the Grantee’s services to the Company, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Grant of Restricted Stock Award. Pursuant to Section 9 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, ____ Common Shares in the capital of the Company (hereinafter called the “Restricted Stock”).

2.	Incorporation by Reference. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have the authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

3.	Restrictions. Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board.

1

4.	Vesting.

(a)

Except as otherwise provided herein, the restrictions described in Section 3 above will lapse with respect to [100% of the Restricted Stock on the third anniversary][3] of the Grant Date (the “Vesting Date”); provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the Vesting Date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in this Section 4.

(b)	Death, Disability. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below), 100% of the Restricted Stock shall vest as of the date of such termination.

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice.

(c)	Termination Without Cause or For Good Reason. Upon the Grantee’s termination without Cause (as defined in the Plan) or for Good Reason (as defined below), 100% of the Restricted Stock shall vest as of the date of such termination.

The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 4.

(d)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan) that occurs following the one year anniversary of the Grant Date, all Restricted Stock shall automatically become vested and immediately non forfeitable in full.

[3]	The Compensation Committee (the “Committee”) of the Company’s Board of Directors may include a different vesting period or a pro rata vesting provision in certain awards.

2

(e)	Work Permit. If the Grantee’s employment is terminated because the Company or a Subsidiary is unable to obtain a required work permit for the Grantee’s continued employment with the Company or a Subsidiary and the Company does not offer the Grantee a comparable position of employment by one of the Company’s Subsidiaries, then the Restricted Stock shall automatically become 100% vested and nonforfeitable upon the date of the Grantee’s termination of employment; provided, that, if the failure by the Company or its Subsidiary to obtain such work permit is directly or indirectly related to any actions or omissions taken by the Grantee, as determined by the Company in its sole discretion, then all unvested Restricted Stock shall be immediately forfeited upon the date of termination.

5.	Tax Withholding. In the event that the Company determines that tax withholding is required with respect to the Grantee, the Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock Award and to take such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding and taxes. The Committee may permit the Grantee to satisfy the withholding liability: (a) in cash, (b) by having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the settlement of the Restricted Stock Award a number of shares with a Fair Market Value equal to the minimum withholding obligation, (c) by delivering Common Shares owned by the Grantee that are Mature Shares, or (d) by a combination of any such methods. For purposes hereof, Common Shares shall be valued at Fair Market Value.

6.	Rights as Shareholder; Dividends. The Grantee shall be the record owner of the Restricted Shares unless and until such Common Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares and the right to receive dividends, if any, while the Restricted Shares are held in custody.

7.	Compliance with Laws and Regulations. The issuance and transfer of Common Shares shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Shares may be listed at the time of such issuance or transfer.

8.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

3

9.	Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

If to the Company:

Max Capital Group Ltd.

Max House

2 Front Street

Hamilton HM 11

Bermuda

If to the Grantee, at the Grantee’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

10.	Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all of the terms and provisions of the Plan.

11.	Beneficiary. The Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

12.	Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Grantee and the beneficiaries, executors and administrators, heirs and successors of the Grantee.

13.	Amendment of Restricted Stock Award. Subject to Section 14 of this Agreement, the Committee at any time and from time to time may amend the terms of this Restricted Stock Award; provided, however, the Grantee’s rights under this Restricted Stock Award shall not be materially and adversely affected by any such amendment without the Grantee’s consent.

14.	Adjustments. This Restricted Stock Award is subject to adjustment pursuant to Section 12 of the Plan.

15.	Governing Law. This Agreement shall be governed by the laws of the state of New York without regard to conflict of laws principles.

16.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

17.	Severability. Every provision of this Agreement is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

4

18.	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

19.

[Non-Solicitation Agreement. By accepting this Restricted Stock Award and as a condition thereof, the Grantee agrees to comply with the Company’s following policies with respect to non-solicitation: _________.][4]

20.	Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

[4]	The Committee may include non-solicitation provisions in certain awards.

5

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date set forth below.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

6

For grants to Employees prior to 2/8/2010

MAX CAPITAL GROUP LTD.

2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made, effective as of the _____ day of _________, 2___ (the “Grant Date”), by and between Max Capital Group Ltd. (the “Company”) and _______________ (the “Grantee”).

RECITALS:

WHEREAS, the Company has adopted the Max Capital Group Ltd. 2008 Stock Incentive Plan (the “Plan”) pursuant to which awards of restricted common shares of the Company (“Common Shares”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted Common Shares provided for herein (the “Restricted Stock Award”) to the Grantee in recognition of the Grantee’s services to the Company, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Grant of Restricted Stock Award. Pursuant to Section 9 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, ____ Common Shares in the capital of the Company (hereinafter called the “Restricted Stock”).

2.	Incorporation by Reference. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have the authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

3.	Restrictions. Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board.

4.	Vesting.

(a)

Except as otherwise provided herein, the restrictions described in Section 3 above will lapse with respect to [100% of the Restricted Stock on the third anniversary][5] of the Grant Date (the “Vesting Date”); provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the Vesting Date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in this Section 4.

(b)	Death, Disability. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal _____ (rounded to the nearest whole number).

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice.

(c)	Termination Without Cause or For Good Reason. Upon the Grantee’s termination without Cause (as defined in the Plan) or for Good Reason (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal _____ (rounded to the nearest whole number).

The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to

[5]	The Compensation Committee (the “Committee”) of the Company’s Board of Directors may include a different vesting period or a pro rata vesting provision in certain awards.

the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 4.

(d)	Retirement. Upon the Grantee’s Retirement, vesting shall continue according to the schedule set forth in Section 4(a) as if the Grantee were still employed; provided, that, during the period following Retirement and prior to the Vesting Date, the Grantee does not enter into any employment, consulting, service or similar arrangements or accept any directorship that has not been pre-approved by the Committee in its sole discretion. In the event that the Grantee does enter into any such employment, consulting, service or similar arrangement or accepts any unapproved directorship, all unvested Restricted Stock shall be immediately forfeited.

For purposes of this Agreement, “Retirement” shall be defined as when the Grantee retires from the Company or any Subsidiaries if the sum of the Grantee’s age and years of service as an employee of the Company or any Subsidiaries equals at least 55.

(e)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan), all Restricted Stock shall automatically become vested and immediately nonforfeitable in full.

(f)	Work Permit. If the Grantee’s employment is terminated because the Company or a Subsidiary is unable to obtain a work permit for the Grantee’s continued employment in Bermuda with the Company or a Subsidiary and the Company does not offer the Grantee a comparable position of employment by one of the Company’s Subsidiaries, then the Restricted Stock shall automatically become 100% vested and nonforfeitable upon the date of the Grantee’s termination of employment; provided, that, if the failure by the Company or its Subsidiary to obtain such work permit is directly or indirectly related to any actions or omissions taken by the Grantee, as determined by the Company in its sole discretion, then all unvested Restricted Stock shall be immediately forfeited upon the date of termination.

5.

Tax Withholding. In the event that the Company determines that tax withholding is required with respect to the Grantee, the Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock Award and to take such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding and taxes. The Committee may permit the Grantee to satisfy the withholding liability: (a) in cash, (b) by having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the settlement of the Restricted Stock Award a number of shares with a Fair Market Value equal to the minimum withholding obligation, (c) by delivering Common Shares owned by the Grantee that are Mature Shares, or (d) by a combination of any such methods. For purposes hereof, Common Shares shall be valued at Fair Market Value.

6.	Rights as Shareholder; Dividends. The Grantee shall be the record owner of the Restricted Shares unless and until such Common Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares and the right to receive dividends, if any, while the Restricted Shares are held in custody.

7.	Compliance with Laws and Regulations. The issuance and transfer of Common Shares shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Shares may be listed at the time of such issuance or transfer.

8.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

9.	Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

If to the Company:

Max Capital Group Ltd.

Max House

2 Front Street

Hamilton HM 11

Bermuda

If to the Grantee, at the Grantee’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

10.	Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all of the terms and provisions of the Plan.

11.	Beneficiary. The Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

12.	Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Grantee and the beneficiaries, executors and administrators, heirs and successors of the Grantee.

13.	Amendment of Restricted Stock Award. Subject to Section 14 of this Agreement, the Committee at any time and from time to time may amend the terms of this Restricted Stock Award; provided, however, the Grantee’s rights under this Restricted Stock Award shall not be materially and adversely affected by any such amendment without the Grantee’s consent.

14.	Adjustments. This Restricted Stock Award is subject to adjustment pursuant to Section 12 of the Plan.

15.	Governing Law. This Agreement shall be governed by the laws of the state of New York without regard to conflict of laws principles.

16.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

17.	Severability. Every provision of this Agreement is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

18.	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

19.

[Non-Solicitation Agreement. By accepting this Restricted Stock Award and as a condition thereof, the Grantee agrees to comply with the Company’s following policies with respect to non-solicitation: _________.][6]

20.	Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

[6]	The Committee may include non-solicitation provisions in certain awards.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date set forth below.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

For grants to Max at Lloyd’s Employees prior to 2/8/2010

MAX CAPITAL GROUP LTD.

2008 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (the “Agreement”) is made, effective as of the _____ day of _________, 2___ (the “Grant Date”), by and between Max Capital Group Ltd. (the “Company”) and _______________ (the “Grantee”).

RECITALS:

WHEREAS, the Company has adopted the Max Capital Group Ltd. 2008 Stock Incentive Plan (the “Plan”) pursuant to which awards of restricted common shares of the Company (“Common Shares”) may be granted; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its shareholders to grant the award of restricted Common Shares provided for herein (the “Restricted Stock Award”) to the Grantee in recognition of the Grantee’s services to the Company, such grant to be subject to the terms set forth herein.

NOW, THEREFORE, in consideration for the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.	Grant of Restricted Stock Award. Pursuant to Section 9 of the Plan, the Company hereby issues to the Grantee on the Grant Date a Restricted Stock Award consisting of, in the aggregate, ____ Common Shares in the capital of the Company (hereinafter called the “Restricted Stock”).

2.	Incorporation by Reference. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have the authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

3.	Restrictions. Except as provided in the Plan or this Agreement, the restrictions on the Restricted Stock are that they will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company, in the event of any sale, assignment, transfer, hypothecation, pledge or other alienation of such Restricted Stock made or attempted, whether voluntary or involuntary, and if involuntary whether by process of law in any civil or criminal suit, action or proceeding, whether in the nature of an insolvency or bankruptcy proceeding or otherwise, without the written consent of the Board.

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4.	Vesting.

(a)

Except as otherwise provided herein, the restrictions described in Section 3 above will lapse with respect to [100% of the Restricted Stock on the third anniversary][7] of the Grant Date (the “Vesting Date”); provided, that, except as otherwise provided herein, the Grantee is then employed by the Company or any of its Subsidiaries. If the Grantee’s employment is terminated at any time prior to the Vesting Date, the unvested Restricted Stock shall automatically be forfeited upon such cessation of service, unless otherwise provided in this Section 4.

(b)	Death, Disability. In the event of the Grantee’s death or if the Grantee’s employment is terminated by the Company or any of its Subsidiaries for Disability (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal _____ (rounded to the nearest whole number).

For purposes of this Agreement, “Disability” shall mean termination upon 30 days’ notice in the event that the Grantee suffers a mental or physical disability that shall have prevented him/her from performing his/her material duties for a period of at least 120 consecutive days or 180 non-consecutive days within any 365 day period; provided, that, the Grantee shall not have returned to full-time performance of his/her duties within 30 days following receipt of such notice.

(c)	Termination Without Cause or For Good Reason. Upon the Grantee’s termination without Cause (as defined in the Plan) or for Good Reason (as defined below), a pro rata portion of the Restricted Stock shall vest as of the date of such termination, and all other unvested Restricted Stock shall immediately terminate and be forfeited. The pro rata portion of the Restricted Stock that vests shall be calculated by multiplying the number of shares of Restricted Stock by a fraction, the numerator of which shall equal the number of consecutive days the Grantee is employed by the Company or any of its Subsidiaries from the Grant Date to the date of termination, and the denominator of which shall equal _____ (rounded to the nearest whole number).

The Grantee shall have “Good Reason” to terminate his/her employment within 30 days after the Grantee has knowledge of the occurrence, without the Grantee’s written consent, of one of the following events that has not been cured, if curable, within 30 days after a notice of termination has been given by the Grantee to the Company or its Subsidiary, as applicable: (i) any material and adverse change to

[7]	The Compensation Committee (the “Committee”) of the Company’s Board of Directors may include a different vesting period or a pro rata vesting provision in certain awards.

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the Grantee’s duties or authority which are inconsistent with his/her title and position, (ii) a material diminution of the Grantee’s title or position; (iii) a reduction of the Grantee’s base salary; or (iv) any other reason which the Company determines in its sole discretion to be a Good Reason; provided, however, that, if termination for “Good Reason” is defined in the Grantee’s employment agreement, the definition in the employment agreement shall apply for purposes of this Section 4.

(d)	Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan) that occurs following the six month anniversary of the grant date, all Restricted Stock shall automatically become vested and immediately non forfeitable in full.

(e)	Work Permit. If the Grantee’s employment is terminated because the Company or a Subsidiary is unable to obtain a required work permit for the Grantee’s continued employment with the Company or a Subsidiary and the Company does not offer the Grantee a comparable position of employment by one of the Company’s Subsidiaries, then the Restricted Stock shall automatically become 100% vested and nonforfeitable upon the date of the Grantee’s termination of employment; provided, that, if the failure by the Company or its Subsidiary to obtain such work permit is directly or indirectly related to any actions or omissions taken by the Grantee, as determined by the Company in its sole discretion, then all unvested Restricted Stock shall be immediately forfeited upon the date of termination.

5.	Tax Withholding. In the event that the Company determines that tax withholding is required with respect to the Grantee, the Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the Restricted Stock Award and to take such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding and taxes. The Committee may permit the Grantee to satisfy the withholding liability: (a) in cash, (b) by having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the settlement of the Restricted Stock Award a number of shares with a Fair Market Value equal to the minimum withholding obligation, (c) by delivering Common Shares owned by the Grantee that are Mature Shares, or (d) by a combination of any such methods. For purposes hereof, Common Shares shall be valued at Fair Market Value.

6.	Rights as Shareholder; Dividends. The Grantee shall be the record owner of the Restricted Shares unless and until such Common Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Shares and the right to receive dividends, if any, while the Restricted Shares are held in custody.

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7.	Compliance with Laws and Regulations. The issuance and transfer of Common Shares shall be subject to compliance by the Company and the Grantee with all applicable requirements of securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Shares may be listed at the time of such issuance or transfer.

8.	No Right to Continued Employment. Nothing in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of the Company or any of its Subsidiaries to terminate the Grantee’s employment at any time.

9.	Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be delivered by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery:

If to the Company:

Max Capital Group Ltd.

Max House

2 Front Street

Hamilton HM 11

Bermuda

If to the Grantee, at the Grantee’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

10.	Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all of the terms and provisions of the Plan.

11.	Beneficiary. The Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

12.	Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and on the Grantee and the beneficiaries, executors and administrators, heirs and successors of the Grantee.

13.	Amendment of Restricted Stock Award. Subject to Section 14 of this Agreement, the Committee at any time and from time to time may amend the terms of this Restricted Stock Award; provided, however, the Grantee’s rights under this Restricted Stock Award shall not be materially and adversely affected by any such amendment without the Grantee’s consent.

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14.	Adjustments. This Restricted Stock Award is subject to adjustment pursuant to Section 12 of the Plan.

15.	Governing Law. This Agreement shall be governed by the laws of the state of New York without regard to conflict of laws principles.

16.	Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be binding on the Company and the Grantee.

17.	Severability. Every provision of this Agreement is intended to be severable and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

18.	Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation of construction, and shall not constitute a part of this Agreement.

19.

[Non-Solicitation Agreement. By accepting this Restricted Stock Award and as a condition thereof, the Grantee agrees to comply with the Company’s following policies with respect to non-solicitation: _________.][8]

20.	Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[SIGNATURE PAGE FOLLOWS]

[8]	The Committee may include non-solicitation provisions in certain awards.

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IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date set forth below.

MAX CAPITAL GROUP LTD.

By:
Name:
Title:
Date:

GRANTEE

By:
Name:
Date:

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